SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to Section 240.14a-12

THE TOPPS COMPANY, INC.

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The Topps Company

Item 1: updated slide presentation to investors.

Forward Looking Statement

Forward Looking Statement

This presentation includes certain statements that are forward-looking as defined by the Private Securities Litigation Reform Act of 1995. In particular, statements using words such as “may”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements. These forward-looking statements are based on the Company’s current expectations and projections about future events, and, therefore, these statements are subject to numerous risks and uncertainties. Accordingly, actual results may differ materially from those expressed or implied by any forward-looking statements. Factors potentially contributing to such differences are described in further detail in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Additional Information and Where to Find It

Topps stockholders are urged to read the preliminary proxy statement filed with the Securities and Exchange Commission, and the definitive proxy statement when it becomes available, because they contain important information. Investors may obtain free copies of these proxy statements through the website maintained by the SEC at www.sec.gov. In addition, investors may obtain free copies of these proxy statements from Topps by contacting Corporate Secretary, c/o The Topps Company, Inc., One Whitehall Street, New York, NY 10004.

The Path Forward

We are confident Topps has a strategic plan to promote its competitive strengths and enhance shareholder value for the short and long-term

We are confident Topps has a strategic plan to promote its competitive strengths and enhance shareholder value for the short and long-term

We believe Topps’ Board and management have the right expertise and experience to execute strategy

Topps has and continues to actively pursue strategic initiatives to enhance shareholder value

We remain committed to returning capital to shareholders through cash dividends and share repurchases

We are aggressively progressing against Entertainment and Confectionery 3-year strategic plan to remove costs from the system and grow operating profit

We believe Topps’ Director nominees are best suited to lead the Company

Vote “FOR” Topps’ Director Nominees

Founded in 1938; 68-year operating history

Founded in 1938; 68-year operating history

Headquartered in New York City

Leading creator and marketer of distinctive <br/>confectionery and entertainment products

Portfolio of iconic, well-established brands

Confectionery: “Bazooka” bubble gum, “Ring Pop,” <br/>“Push Pop,” “Baby Bottle Pop,” “Juicy Drop Pop” lollipops

Entertainment: “Topps,” “Merlin,” “Bowman,” “Finest”

Strong partnerships, licensing relationships <br/>and distribution channels

NASDAQ-listed: TOPP (since 1987)

Topps Overview

Topps Has Consistently Returned Capital To Shareholders

Cash dividends

Cash dividends

Consistently paid cash dividends in each of the past 11 quarters

Dividends totaled $6.5 million per year

Share repurchases

Repurchased 9.3 million shares at a total cost of $87 million since 1999

September 2005: Board of Directors authorized 10b5-1 program to repurchase a minimum of 2 million shares over a 12-month period

Repurchased 1.3 million shares as of May 27, 2006

September 2005: Board increased share authorization by 3.4 million to 5 million

Over the past 5 years, Topps has returned $76 million, over 200% of cash flow from operations, to shareholders

Iconic, well-established brands

Iconic, well-established brands

Leading positions

A leader in kids-branded confectionery products

Premier sports card company in the U.S.

Strong licensing relationships

U.S. sports cards

Longstanding licensing relationships related to Major League Baseball, National Football League and National Basketball Association

European soccer

Renewed and expanded rights to English Premier League in 2006, extending Topps’ license through 2010

Have rights to the Italian soccer team, A.S. Roma Calcio

Long history of securing top Entertainment licenses, including Star Wars, World Wrestling Entertainment, Barbie, Sponge Bob Square Pants, The Beatles, Michael Jackson and Pokemon

Developed own intellectual property: Wacky Packages and Garbage Pail Kids

Extensive distribution across virtually all retail channels

Confectionery: strong relationships with national accounts, brokers and distributors in U.S. and Europe

Entertainment: Company’s direct sales force serving both the hobby and mass markets

Products sold in over 44 countries and more than 25 languages

Well-respected in confectionery and entertainment industries

Won Confectionery Magazine Category Driver Award in each of the last three years

Topps Competitive Strengths

June 2004: Board and management began comprehensive review of businesses, assisted by Parthenon, a strategic consulting firm

June 2004: Board and management began comprehensive review of businesses, assisted by Parthenon, a strategic consulting firm

Objective: Improve top and bottom line performance, reduce costs of the domestic Confectionery and Entertainment businesses and assess international Entertainment business

February 2005: Board engaged Lehman Brothers to pursue sale of Confectionery business

Implementation of strategic initiatives put on hold pending anticipated transaction

September 2005: Sale process terminated

Levels of indicated interest did not justify a sale

September 2005: Immediately began implementation of value-enhancing strategic initiatives identified from comprehensive review of businesses

Topps Has Actively Pursued Strategic Initiatives To Enhance Shareholder Value

Considerable progress has been made since September 2005

Considerable progress has been made since September 2005

Reorganized the Company into two distinct business units, Entertainment and Confectionery, to:

Improve operating profitability

Clarify financial reporting

Drive individual accountability for performance

Redesigned incentive bonus plan

Implemented cost reduction initiatives

Executed two overhead reductions

Reduced (indirect) corporate costs

Implementing new systems to improve efficiency

Sharpened product development process

Engineered fundamental change in the sports card business

Relocated and re-launched Bazooka gum line

Strengthened management team with strategic hires

Developed and embarked upon Entertainment and Confectionery 3-year strategic plans

Have taken actions that will result in almost $8 million in cost savings, annualized

Topps Is Executing On Its Strategic Initiatives

Reorganized the Company into distinct business units, Confectionery and Entertainment

Reorganized the Company into distinct business units, Confectionery and Entertainment

Promotes focus on delivering operating profit results

General Manager structure allows vertical alignment and single point of responsibility within each business unit

80% of Company now reports to a General Manager with P&L accountability (versus 20% prior to September 2005)

New financial reporting format increases visibility of costs internally and externally

Reporting operating profit after direct overhead

Organizational Changes Designed To Promote A Culture Of

Organizational Changes Designed To Promote A Culture Of

Strategic Initiatives: Structural Changes To The Organization

Reducing U.S. compensation costs by 20% or $5.8 million annualized

Reducing U.S. compensation costs by 20% or $5.8 million annualized

September 2005: Headcount reductions resulted in $2.5 million cost savings on an annualized basis

June 2006: Headcount reductions resulted in an additional $3.3 million cost savings on an full-year basis

Reducing indirect costs by $2 million in fiscal 2007

Froze pension plan

Capped retiree medical costs

Lowered insurance, legal and consulting expenses

Implementing new systems to improve efficiency

Nearing completion of Phase 1 of ERP system to improve purchasing, order entry, customer service, credit and shipping functions

Strategic Initiatives: Cost Reduction

Removed Almost $8 Million Of Overhead Costs From The System Since September 2005

Driving revenue through a three-pronged approach

Driving revenue through a three-pronged approach

Stop the Madness: reduce sports card proliferation, a cause of significant industry decline

Worked with licensors

Major League Baseball Players and Owners: reduced licensees from 4 to 2

National Football League Players and Owners: reduced licensees from 4 to 3

National Basketball Association Players and Owners: reduced licensees from 3 to 2

In MLB, the overall number of product releases was reduced from 90 last year to 40 this year

Own the Hobby: expand sales in the collector market

Building on the success of popularly priced products

Developing compelling new products for high-end collectors

Established a team dedicated to understanding and marketing to serious adult collectors

Bring ’Em Back: re-engage kids and adults sports fans

Enhancing marketing, including in-stadium promotions and kids-directed TV advertising

Partnering with kid and adult-friendly brands, including EA Sports, 2K Sports and SI for Kids

Developing new kids products, including Fantasy Fields; working with Geppetto Group, a leader in kids-focused <br/>consumer products

Lowering costs

June 2006: Restructured the organization and eliminated 20% of headcount

Topps Is Changing The Financial Trajectory Of Its Sports And Entertainment Business

Strategic Initiatives: Entertainment Plan

Become recognized as the expert in youth-oriented sugar confectionery products

Become recognized as the expert in youth-oriented sugar confectionery products

Implement a robust and disciplined product development process

Employing a philosophy: “Fewer, Bigger, Better”

Developing new candy products to broaden appeal beyond kid audience – launching “Vertigo,” a unique product that leverages Topps’ hard candy expertise and marries it with chocolate for wider taste and target audience appeal

Enhancing existing brands through product innovation and line extensions

Solidify and grow core gum business

Re-launching Bazooka to unlock the value of this iconic brand

Relocated manufacturing to lower cost supplier

Introducing line extensions (i.e. gumballs, gum-filled pops)

Expand retail distribution of brands

Driving secondary in-store placement through merchandising vehicles and display

With new product formats, gain distribution in “back of store” and reduce reliance on front-end

Introduce product for Halloween and further strengthen overall seasonal business

Reduce costs of goods

Product-by-product breakdown to drive value and reduce costs

Implementing A 3-Year Plan Designed To Position Topps As A Leader in Youth-Oriented Sugar Confectionery Products

Strategic Initiatives: Confectionery Plan

Management Team Has Vision, Commitment & Expertise Necessary To Execute Plan

- Arthur Shorin
  - Chairman and Chief Executive Officer since 1980
- Scott Silverstein
  - President and Chief Operating Officer since August 2004; Executive Vice President since February 2000 with principal responsibility for U.S. Entertainment business, worldwide Pokemon business and Confectionery new product development; General Counsel from July 1993 until February 2000
- Catherine Jessup
  - Vice President and Chief Financial Officer since 1995
- Warren Friss
  - Vice President and General Manager of Entertainment since February 2005; Vice President and Internet General Manager since June 2001; General Counsel of the Company from February 2000 until May 2005
- Sherry Schultz
  - Vice President and General Manager of Confectionery since June 2006; most recently co-founder of Consumer Products Innovations, a consulting firm; spent 22 years at Warner Lambert, becoming Vice President Corporate Development and Licensing of Confectionery; three years Vice President Global Business Development at Adams (a division of Pfizer)
- Additional key hires since September 2005 to enhance management team and drive strategic initiatives
  - Mark Sapir, Kids sports marketing; former marketing director at Kraft Foods
  - Paul Cherrie, Bazooka re-launch and Topps Canada; former general manager of Concord Confections
  - Andrea Kelly, Confectionery new product development; formerly Category Manager – Marketing, Ferrero and Adams USA
  - Martin Tilney, European Confectionery marketing/sales; formerly with Pepsico/Quaker
  - Mike Gardner, Entertainment hobby sales; formerly with Playoff/Donruss
  - Joe Hauck, WizKids marketing; formerly with Wizards of the Coast

13

New Company proposals to be voted on by shareholders at 2006 annual meeting: <br/>to declassify the Board and allow holders of 25% of outstanding shares to call special meeting

New Company proposals to be voted on by shareholders at 2006 annual meeting: <br/>to declassify the Board and allow holders of 25% of outstanding shares to call special meeting

Board comprised of a majority of independent, outside directors (7 of 8)

Established Nominating and Governance Committee in 2005 - oversees and assists the Board of Directors in reviewing and recommending various Board decisions

Nominating and Governance, Audit and Compensation Committees are comprised solely of independent directors

Active Board: seven meetings for the fiscal year ended February 25, 2006

Code of Business Conduct and Ethics that applies to all Topps employees

Corporate Governance Quotient: better than 83.2% of Russell 3000 companies and <br/>70.5% of Food & Staples Retailing companies

No poison pill

Board has relevant mix of talents with hands-on business experience

Interests of Topps’ Board and management closely aligned with shareholders

Arthur Shorin owns 7.26% of outstanding shares including options

Strong Corporate Governance

The Choice is Clear: <br/>Vote “For” Topps’ Director Nominees

Crescendo is a short-term, opportunistic investor – began buying stock in April 2006

Crescendo is a short-term, opportunistic investor – began buying stock in April 2006

NO proven track record creating shareholder value as operators of a public company

NO proven business plan for Topps

Dissidents’ Nominees Are Not Qualified To <br/>Lead Topps

Dissidents’ Director nominees’ interests not aligned with those of long-term shareholders

We are confident Topps has a strategic plan to promote its competitive strengths and enhance shareholder value for the short and long-term

We are confident Topps has a strategic plan to promote its competitive strengths and enhance shareholder value for the short and long-term

We believe Topps’ Board and management have the right expertise and experience to execute strategy

Topps has and continues to actively pursue strategic initiatives to enhance shareholder value

We remain committed to returning capital to shareholders through cash dividends and share repurchases

We are aggressively progressing against Entertainment and Confectionery 3-year strategic plan to remove costs from the system and grow operating profit by an annualized 25%

We believe Topps’ Director nominees are best suited to lead the Company

Topps’ Board and Management Focused On Shareholder Value

Vote “FOR” Topps’ Director Nominees

The Topps Company